Investor Presentation FIRST QUARTER 2014 Unlocking the Potential of Innovation © 2014 Competitive Technologies, Inc

THIS PRESENTATION CONTAINS “FORWARD - LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD - LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY, OR INDUSTRY RESULTS, TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD - LOOKING STATEMENTS. WHEN USED IN THIS PRESENTATION, STATEMENTS THAT ARE NOT STATEMENTS OF CURRENT OR HISTORICAL FACT MAY BE DEEMED TO BE FORWARD - LOOKING STATEMENTS. WITHOUT LIMITING THE FOREGOING, THE WORDS “PLAN,” “INTEND,” “MAY,” “WILL,” “EXPECT,” “BELIEVE,” “COULD,” “ANTICIPATE,” “ESTIMATE,” “CONTINUE” AND/OR SIMILAR EXPRESSIONS, OR OTHER VARIATIONS OR COMPARABLE TERMINOLOGY ARE INTENDED TO IDENTIFY SUCH FORWARD - LOOKING STATEMENTS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD - LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE ANY FORWARD - LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. © 2014 Competitive Technologies, Inc

Unlocking the Potential of Innovation Our Company

is a biotechnology company that develops and commercializes innovative medical products and technologies with a concentration in pain management. • Established in 1968 and headquartered in Fairfield, CT • Publicly traded on the OTCQX | ticker symbol “CTTC” © 2014 Competitive Technologies, Inc

Dr. David Borsook, MD. PhD Director of Pain, Children’s Hospital Mass General Hospital, Boston. Mass . “ We do not yet have medications or other treatments that can effectively alleviate chronic pain with speed or efficiency in the majority of patients. Doctors treat patients with a trial - and - error approach , initially prescribing drugs with fewer side effects, reflecting the lack of effective treatment options © 2014 Competitive Technologies, Inc

© 2014 Competitive Technologies, Inc Prescription painkiller overdoses killed nearly over 6,000 people in the US in 2010.

© 2014 Competitive Technologies, Inc

Unlocking the Potential of Innovation Pain Device

© 2014 Competitive Technologies, Inc Our proprietary, patented, non - invasive medical device developed to treat high intensity oncologic and neuropathic pain without the harmful side effects of narcotic painkillers. • Immediate to prolonged pain relief • Procedure regimen : — 10 to 15 treatments over 2 weeks — 1 or 2 “Booster” treatments ( Year One), subject to diagnosis and pain severity • 510 (k) cleared for sales in the U . S . • CE marked for sales i n Europe • Preferred vendor of the U . S . DOD : GSA contract # V 797 P - 4300 b

© 2014 Competitive Technologies, Inc 1. Certified practitioners place surface electrodes on the patient’s skin close to the pain source in order to access their C - fiber 2. Our patented multi - processor sends an algorithmically - scrambled pain message to the brain along the patient’s C - fibers algorithmic “scrambling” No known side effects reported in use with over 4 , 000 patients Result: “ Pain ” signal – from pain site to brain – becomes “ No - Pain ” signal

© 2014 Competitive Technologies, Inc • Chemotherapy - Induced Peripheral Neuropathy (CIPN) • Chronic Regional Pain Syndrome (CRIP) • Failed Back Surgery Syndrome • Chronic Post - Herpetic Neuralgia (PHN) • Sciatic and Lumbar Pain • Low Back Pain (LBP) • Post - Surgical Pain • Brachial Plexus Pain • Neuropathic Pain

© 2014 Competitive Technologies, Inc $ 28 . 6 billion : Global pain management therapeutic market (CAGR of 5 . 3 % between 2002 and 2010 ) 116 million : Amount of U . S . adults that experience chronic pain daily 15 million : Amount U . S . adults that suffer from neuropathic pain* CTI is targeting 5% of that 116 million market; (5.8 million chronic pain patients) *Neuropathic pain can be caused by spinal cord injury, metabolic conditions, toxins, trauma, surgery or as a direct result of cancer and treatment of cancer from radiation or Chemotherapy (CIPN).

© 2014 Competitive Technologies, Inc • 33 Terminal cancer patients suffering from severe drug resistant and were treated with Calmare . Chart shows pain reduction after each treatment during 10 sessions. The pain was reduced to zero. Marineo G et al International Congress Series 1255(203) 381 - 388

© 2014 Competitive Technologies, Inc • Comparison of pain reduction between drugs (control group) and one treated with Calmare (26/Drug – 26/ST) • 72 % of patients drug and pain free • 20 % of remaining patients on reduced drug dosages after Calmare treatment G.Marineo , T. Smith, et al, JPSM 2011

© 2014 Competitive Technologies, Inc • Calmare helps drug refractory CIPN patients overall pain score reduction by 64% Smith T. et al Journal of Pain And Symptom Management 2010

What do Independent Clinicians Say?

- **Mayo Clinic:** Charles Loprinzi, MD (Third Annual Cancer Pain Conference)
  - Calmare creates "non pain" information in packets of rapidly varying impulses, given non-invasively using the patients' own nerves
  - (Calmare) therapy looks very promising in 3 pilot trials; a randomized trial is in development
- **Johns Hopkins Medical Institute:** Tom Smith, MD (*Journal of Pain & Palliative Care Pharmacotherapy*. 2013;27:359–364)
  - In this trial, Calmare therapy appeared to reduce both acute and chronic pain. It substantially reduced the interference of pain with normal life in every scale measured.
- **Virginia Commonwealth University**: Angela Starkweather, Ph.D., (Associate Professor, *Presentation on Scrambler Therapy for Persistent Low Back Pain*)
  - A potentially effective non-pharmacological therapy for ameliorating pain intensity in patients with persistent low back pain over short-term.

© 2014 Competitive Technologies, Inc

© 2014 Competitive Technologies, Inc Each patient: 12 treatments over 2 weeks Each Calmare device: 6 patients / 2 weeks = 156 patients per year 5 % summary: 5.8 million patients /156 patients = 37 , 000 Devices 37,000 devices @ $105,000 $3.89 B Market 37,000 devices @ $75,000 $2.78 B Gross Profit

© 2014 Competitive Technologies, Inc Each New Patient : 12 treatments over 2 weeks Primary Treatment Cost: $250 per patient = $3,000 1 over 2 weeks (est.) Practice Income (per month): 12 patients $ 36,000 Product Leasing: $ 1,900 2 Monthly Profit: $ 34,100 1 Average per patient cost Nationwide. 2 5% interest, 60 month lease, Calmare Credit Corp, subject to credit approval

© 2014 Competitive Technologies, Inc Each patient: 12 treatments over 2 weeks Each Calmare device: 6 patients / 2 weeks = 156 patients per year 5% summary: 5.8 million patients /156 patients = 37 , 000 Devices 37,000 devices @ $105,000 $3.89 B Market 37,000 devices @ $75,000 $2.78 B Gross Profit Medtronic Synchromed Implantable Fusion Pumps : - 140,000 Implanted World Wide @ $50,000 = $ 7.1 B Medtronic 2012 Neuromodulation Revenues = $ 1.5 B +

Unlocking the Potential of Innovation Investment Opportunity

© 2014 Competitive Technologies, Inc P roduct sales : − U.S.: Nurse/Sales person tandem − Europe, Middle East, No. Africa: distributor sales − Military: b lanket p urchase agreement Certification program: − Practitioner certification − Continued education fees C onduct Pivotal trial: − Multi - center, controlled, random − U.S. FDA approval for Calmare Break Even

© 2014 Competitive Technologies, Inc CTI is seeking a total investment of $5.0 million in two tranches : $ 1.5 million in Tranche One already raised $1.2 million $ 3.5 million in Tranche Two — Use of Funds: o Clinical trial costs (pivotal) o Personnel: CMO and International Sales Executive o General operational expenses

© 2014 Competitive Technologies, Inc x Repaid Tonaquint Note x Reestablished EMENA territory x Key Hires: • CFO • US Sales • Product Marketing x Reduce expenses x Streamline product sales

© 2014 Competitive Technologies, Inc Stock Price ( 5 / 23 / 14 ) …… . …………… . ………… .. $ 0 . 42 52 - week Hi - Lo ……………… .. ……… . …… $ 0 . 05 - $ 0 . 55 Ave . Daily Trading Vol . ( 3 m) … .. …………… .. … ... 25 , 309 Market Cap ( 5 / 23 / 14 ) … .. ………… .. … ... … .. $ 9 . 4 million Shares Outstanding ……………… .. …… . … . 22 . 5 million Float …………………………… .. …………… . 15 . 2 million Authorized Shares ………… .. ………… .. … ... 40 . 0 million Total Revenues (TTM ; a/o 1 Q 14 ) ………… ....... $ 936 , 000 Total Debt (a/o 1 Q 14 ) ……… ........................ $ 3 . 1 million

Our Board of Directors

Peter Brennan, Chairman – As Chairman and the largest shareholder of the company Mr. Brennan brings financial and governance leadership to the company. He spent the last 30 years working in the investment management business and is the founder of Damel Investments LLC which invests in small capitalized technology companies. He was the Chairman of the Governance committee of the New York Society of Security Analysts. As well he was a founding member of the Capital Market Policy Council of the CFA Institute.

Carl O'Connell – Director- Served as President/CEO for the US healthcare division of the Japanese conglomerate, ITOCHU Corporation, and previously as Global Vice President for Stryker Spine, and President for Carl Zeiss Surgical Inc. His responsibilities have spanned from global marketing, sales, manufacturing, leadership development, regulatory affairs, corporate quality systems and research and product development functions. Carl has worked to transform and grow his companies into leaders in their respective markets as well as establishing leadership platforms in Neurosurgery, Ophthalmology, Orthopedics-Spine, ENT and Dentistry. Carl is also an advisor for the Chicago based private equity firm WaterStreet Healthcare and for GE Healthcare for their Interventional Neurosurgery Imaging Technologies.

Conrad Mir – Director, President & CEO - Mr. Mir has over twenty years of investment banking, financial structuring, and corporate reengineering experience. He has served in various executive management roles and on the Board of Directors of several companies in the biotechnology industry. Most recently, Mr. Mir was CFO of Pressure BioSciences, Inc., (OTCQB: PBIO), a sample preparation company advancing its proprietary pressure cycling technology. Before that, he was chairman and CEO of Genetic Immunity, Inc., a plasmid, DNA company in the HIV space, and was the executive director of Advaxis, Inc., (OTCQB: ADXS), a vaccine company. Over the last five years, he was responsible for raising more than $40 million in growth capital and broadening corporate reach to new investors and current shareholders. Mr. Mir has worked for several investment banks including Sanford C. Bernstein, First Liberty Investment Group, and Nomura Securities International.

Robert Moussa, Director – Mr. Moussa, who has over 30 years in the healthcare and medical device industry, joined the Board of Directors in 2012. He currently serves as Chairman and Chief Executive Officer of Dilon Diagnostics. Mr. Moussa has extensive experience launching new products and directing operations in the diagnostic, nuclear medicine and medical device markets. Mr. Moussa has served in a variety of executive positions with Mallinckrodt, Inc., St. Louis, Missouri, a $2.4 billion healthcare and chemical company, including, as President and Chief Executive Officer - Mallinckrodt Medical, Inc., Mallinckrodt's largest business unit with over $1 billion dollars in revenues.

Rustin Howard – Director
Stan Yarbro, PhD – Director

© 2014 Competitive Technologies, Inc

Thank you! Unlocking the Potential of Innovation © 2014 Competitive Technologies, Inc Conrad Mir President & CEO 973.798.8882 Direct cmir@competitivetech.com www.competitivetech.net